SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )
                              ----------------------

Filed by the Registrant [X]
Filed by Party other than the Registrant  [_]

CHECK THE APPROPRIATE BOX:
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  PROXYMED, INC
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 PROXYMED, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
        6i(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]     Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------

(2)     Aggregate number of securities to which transactions applies:

        -----------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        -----------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------

(5)     Total fee paid:

        -----------------------------------------------------------------

[  ]    Fee previously paid with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid: _________________________________________
(2)     Form, schedule or registration statement no.:____________________
(3)     Filing party:____________________________________________________
(4)     Date filed:______________________________________________________

                                 PROXYMED, INC.
                           2501 DAVIE ROAD, SUITE 230
                          FT. LAUDERDALE, FLORIDA 33317

                                 (954) 473-1001

                  --------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 7, 1996

                  ---------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ProxyMed, Inc., a Florida corporation (the "Company"), will be held on Wednesday, August 7, 1996 at 10 o'clock A.M., Eastern Daylight Time, at the Ft. Lauderdale Airport Hilton, 1870 Griffin Road, Dania, Florida 33004 for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

         (1) The election of 9 persons to the Board of Directors to serve until the next annual meeting of the shareholders or until election and qualification of their respective successors;

         (2) To transact such other business as may properly come before the meeting.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on June 17, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Harold S. Blue, Chairman of the
                                              Board and Chief Executive Officer

Ft. Lauderdale, Florida
June 29, 1996

                                 PROXYMED, INC.
                           2501 DAVIE ROAD, SUITE 230
                          FT. LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

                          ----------------------------

                                PROXY STATEMENT

                          ----------------------------

         The enclosed proxy is solicited by the Board of Directors of ProxyMed, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Wednesday, August 7, 1996 and the approximate date on which this statement and the enclosed proxy will be sent to shareholders will be June 29, 1996. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided; if no space is marked, it will be voted by the persons therein named at the meeting (i) for the election of 9 persons to the Board of Directors as set forth below; and (ii) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

         The cost of Board of Directors' proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

         At the record date for the meeting, the close of business on June 17, 1996 the Company had outstanding 5,753,072 shares of $.001 par value common stock ("Common Stock") and 72,000 shares of $.01 par value Series A Preferred Stock (the "Series A Preferred Stock") which are convertible into 450,000 shares of Common Stock. Each share of Common Stock and Series A Preferred Stock entitles the holder thereof on the record date to one vote and 6.25 votes, respectively, on each matter submitted to a vote of shareholders. Only shareholders of record at the close of business on June 17, 1996 are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock and the Series A Preferred Stock. The approval of the proposals covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of which is elected by a plurality.

         All shares of Common Stock and Series A Preferred Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of each matter voted upon. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are counted for the purpose of determining whether the proposal has been approved.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

        EXCEPT AS OTHERWISE NOTED, THE INFORMATION IN THIS STATEMENT DOES NOT REFLECT A 3 FOR 2 STOCK SPLIT TO BE EFFECTIVE ON JULY 9, 1996.

        The following table sets forth the shares of the Company's Common Stock beneficially owned at June 17, 1996, by (i) each person known to management to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named under "Executive Remuneration," and (iv) all executive officers and directors of the Company as a group.

                                              NUMBER OF                PERCENT
NAME AND ADDRESS(1)                           SHARES (2)              OF CLASS
- -------------------                           ----------              --------
Harold S. Blue(3).........................      602,200                10.17%

John Paul Guinan(4).......................       95,000                 1.63%

Gary N. Mansfield(5)......................       88,000                 1.52%

Bennett Marks (6).........................       80,000                 1.37%

Harry A. Gampel(7)........................      166,000                 2.87%

Samuel X. Kaplan(8).......................       15,000                   *

Travis J. Leonardi .......................      115,000                 2.00%

Bertram J. Polan(9).......................       20,000                   *

Eugene R. Terry(10).......................       25,000                   *

Kingdon Capital Management Corporation....      441,600                 7.68%
152 West 57th Street
New York, New York 10019

All directors and executive officers
  as Group (9 persons) (11)...............    1,206,200                19.39%

(1) The address for each person noted is 2501 Davie Road, Suite 230, Ft. Lauderdale, Florida 33317-7424.

(2) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from June 17, 1996 have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(3) Includes 432,200 shares held of record, 120,000 shares issuable upon currently exercisable stock options and 50,000 shares issuable upon conversion of Series A Preferred Stock.

(4) Includes 5,000 shares held of record and 90,000 shares issuable upon currently exercisable stock options.

(5) Includes 33,000 shares held of record and 55,000 shares issuable upon currently exercisable stock options.

(6) Includes 5,000 shares held of record and 75,000 shares issuable upon currently exercisable stock options.

(7) Includes 133,500 shares held of record, 20,000 shares issuable upon the exercise of currently exercisable stock options and warrants, and 12,500 shares issuable upon conversion of Series A Preferred Stock.

(8) Represents shares issuable upon the exercise of currently exercisable stock options.

(9) Includes 5,000 shares held of record and 15,000 shares issuable upon currently exercisable stock options.

(10) Includes 10,000 shares held of record and 15,000 shares issuable upon currently exercisable stock options.

(11) Includes 738,700 shares held of record, 405,000 shares issuable upon currently exercisable stock options and warrants, and 62,500 shares issuable upon conversion of Series A Preferred Stock.

                              ELECTION OF DIRECTORS

        The Company currently has nine directors, with each director holding office until the next annual meeting of shareholders and until his successor is duly elected and qualified or until the earlier death, resignation, removal or disqualification of the director. Management of the Company has nominated the nine directors currently serving as directors for election to the Board of Directors. The Company's officers are elected annually by the directors.

         It is intended that proxies will be voted for the following nominees, unless otherwise directed:

NAME                       AGE                            POSITION

Harold S. Blue(1)          35    Chairman of the Board, Chief Executive Officer
                                   and Secretary
John Paul Guinan(1)        35    President, Chief Operating Officer and Director
Gary N. Mansfield(1)       35    Executive Vice President - Business Development
                                   and Director
Bennett Marks(1)           47    Executive Vice President - Finance, Chief
                                   Financial Officer and Director
Harry A. Gampel            76    Director
Samuel X. Kaplan(2)(3)     73    Director
Travis J. Leonardi         32    Director
Bertram J. Polan(2)(3)     44    Director
Eugene R. Terry (2)(3)     57    Vice Chairman of the Board
- -----------------
(1) Member of the Executive Committee, the Chairman of which is Mr. Blue.

(2) Member of the Audit Committee, the Chairman of which is Mr. Polan.

(3) Member of the Compensation Committee, the Chairman of which is Mr. Terry.

         The foregoing nominees may be elected by plurality vote. MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE FOR ELECTION TO THE BOARD.

         The following is a brief resume of the Company's directors and executive officers:

         HAROLD S. BLUE has been Chairman of the Board, Chief Executive Officer and Secretary of the Company since February 1993, and has been a director since August 1991. He served as interim President and Chief Operating Officer from March 1995 to June 1995. From August 1991 until February 1993, Mr. Blue served as Vice President of the Company. From July 1992 until February 1995, Mr. Blue served as Chairman of the Board and Chief Executive Officer of Health Services of Miami Lakes, Inc., Health Services of Pembroke Lakes, Inc. and Health Services of North Miami, Inc., all of which are physician practice management groups. From June 1979 to February 1992, Mr. Blue was the President and Chief Executive Officer of Budget Drugs, Inc., a retail discount pharmacy chain comprised of six stores located in South Florida. From September 1984 to August 1988, Mr. Blue founded and was the Executive Vice President of Best Generics Incorporated, a generic pharmaceutical distribution company. In August 1988, Best Generics was sold to Ivax Corporation, a publicly-traded pharmaceutical manufacturer. Mr. Blue served as a member of the Board of Directors of Ivax for one year before resigning to return to the retail pharmacy industry, but continued to serve as a consultant to Ivax pursuant to a consulting agreement that expired in August 1993.

         JOHN PAUL GUINAN has been the President and a director of the Company since June 1995, Chief Operating Officer since June 1996 and was an Executive Vice President of the Company from July 1993 until June 1995. From March 1993 to June 1993, Mr. Guinan was the Chief Executive Officer and co-founder of ProxyScript, Inc. (f/k/a Medical Containment Systems, Inc.), which the Company acquired in June 1993. From 1989 until April 1993, Mr. Guinan founded and developed two companies: The Desktop Professionals, Inc., a company which supplied automation systems to South Florida professional offices; and POSitive Thinking, Inc., a software development company which specialized in point of sale systems.

         GARY N. MANSFIELD has been a director of the Company since June 1995 and has been an Executive Vice President of the Company since July 1993. From March 1993 to June 1993, Mr. Mansfield was the Executive Vice President and co-founder of ProxyScript, Inc. From January 1991 to March 1993, Mr. Mansfield co-founded and developed POSitive Thinking, Inc. Mr. Mansfield also served on the Board of Directors of Best Generics Incorporated prior to that company being sold to Ivax Corporation.

         BENNETT MARKS has been Executive Vice President-Finance, Chief Financial Officer and a director of the Company since October 1993. From May 1991 to October 1993, Mr. Marks was Vice President-Finance and a director of FiberCorp International, Inc., a public company engaged in the manufacturing and marketing of network management systems for use by telecommunication companies. From 1981 to April 1991, Mr. Marks was an audit partner with KPMG Peat Marwick, an international accounting and consulting firm. While with KPMG Peat Marwick, Mr. Marks was the partner on audits of numerous public companies and served as an Associate SEC Reviewing Partner. He also served as the Administrative Partner in Charge of KPMG Peat Marwick's West Palm Beach office. Mr. Marks is a certified public accountant.

         HARRY A. GAMPEL has been a director of the Company since February 1996. Mr. Gampel has over 36 years of experience in commercial and residential real estate development in the Northeastern United States and Florida as Chairman of Gampel Organization, Hollywood, Florida, and as President of Gampel Realty Company, Hartford, Connecticut.

         SAMUEL X. KAPLAN has been a director of the Company since August 1995. Since 1987, Mr. Kaplan has been a healthcare management consultant. He has also been President of U.S. Care, Inc., a California-based company which designs and administers long-term care insurance programs, since 1987, when he founded that company. In 1962, he founded U.S. Administrators, Inc., a healthcare management company, which he served as President and Chairman until 1987.

         TRAVIS J. LEONARDI has been a director of the Company since June 1995. Mr. Leonardi recently founded Special Immunology Health Centers, Inc., of which he is Chairman and Chief Executive Officer. From September 1995 until June 1996, Mr. Leonardi was General Manager of ProxyFusion, Inc., the Company's former home infusion subsidiary, which does business as Progressive Infusion Care ("Progressive"), and which was sold by the Company to NHCA in September 1995. Mr. Leonardi was President of Progressive from its inception in May 1991 until September 1995. The Company acquired Progressive in June 1994. From July 1990 to July 1991, Mr. Leonardi was a home infusion pharmacist with Enteral and Parenteral Support Services, a private home infusion therapy provider in Sunrise, Florida. From January 1990 to July 1990, Mr. Leonardi was a consulting pharmacist with Pharmacy Corporation of America, a provider of long-term care pharmacy services. From March 1988 to January 1990, Mr. Leonardi was a pharmacist at South Beach Psychiatric Hospital in Staten Island, New York.

         BERTRAM J. POLAN has been a director of the Company since August 1995. Mr. Polan is the founder and President of Gemini Bio-Products, Inc., a California-based supplier of biological products used in medical schools, private medicine research institutes and the bio-technology industry, which he founded in 1985. From 1973 to 1985, Mr. Polan was employed in various executive capacities, most recently as vice president of sales and marketing, with North American Biologicals, Inc., one of the world's largest independent providers of human plasma products.

         EUGENE R. TERRY has been a director of the Company since August 1995. Mr. Terry is a pharmacist and the founder and Chairman of Bloodline, Inc., a New Jersey-based company engaged in the blood services business, which he founded in 1980. In 1971, Mr. Terry founded Home Nutritional Support, Inc. ("HNSI"), one of the first companies established in the home infusion industry. In 1984, HNSI was sold to Healthdyne, Inc. HNSI was later sold to the W.R. Grace Group. From 1975 to 1984, Mr. Terry was also founder and Chief Executive Officer of Paramedical Specialties, Inc., a respiratory and durable medical equipment company, which was also sold to Healthdyne, Inc.

        The Company has agreed, if so requested by either the Company's underwriter of its initial public offering or secondary public offering, to nominate and use its best efforts to elect a designee of either underwriter as a director of the Company or, at the underwriters' option, as a non-voting adviser to the Board of Directors of the Company. No such nominee has been designated by either underwriter to date.

         The Company has taken out "key man" life insurance policies on the lives of Mr. Blue and Mr. Guinan in the amount of $1,000,000 each.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         MEETINGS - All directors attended more than 75% of the meetings of the Board for the fiscal year ended December 3l, l995. There were a total of seven full Board meetings held during such year.

         COMPENSATION OF DIRECTORS - Employee directors of the Company are not compensated for their services as directors. The Company reimburses all directors for reasonable expenses incurred in attending board meetings. In addition, non-employee directors receive stock options under the 1995 Outside Plan upon the directors' initial election or appointment to the Board of Directors. In 1995 and 1996, Messrs. Gampel, Kaplan, Polan and Terry, upon joining the Board, were each granted options to purchase 50,000 shares of Common Stock at an exercise price equal to the market price on the date of grant. These options were immediately vested with respect to 15,000 shares, with installments of 15,000 and 20,000 shares vesting one and two years from the date of grant, respectively. These options expire five years after the dates of grant. See "Stock Option Plans."

         AUDIT COMMITTEE - The Company's Audit Committee consists of three non-employee directors: Bertram J. Polan (Chair), Samuel X. Kaplan and Eugene R. Terry. The Audit Committee is responsible for meeting with representatives of the Company's independent accountants and with representatives of senior management to review the general scope of the Company's annual audit, matters relating to internal audit control systems and the fee charged by the independent accountants. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's independent accountants and for recommending the engagement or discharge of the Company's independent accountants. The Audit Committee met one time in 1995.

         COMPENSATION COMMITTEE - The Company's Compensation Committee consists of three non-employee directors: Eugene R. Terry (Chair), Bertram J. Polan and Samuel X. Kaplan. The Compensation Committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary, stock options and stock. The Committee is also responsible for granting stock awards, stock options and other awards to be made under the Company's existing plans. The Compensation Committee met two times in 1995. See "Stock Options Plans."

         EXECUTIVE COMMITTEE - The Company's Executive Committee consists of four employee directors: Harold S. Blue (Chair), John Paul Guinan, Gary N. Mansfield and Bennett Marks. Pursuant to the Company's Bylaws, the Executive Committee has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers that, by law, cannot be delegated by the Board of Directors. The Executive Committee met two times during 1995.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        The Company has reviewed the Forms 3 and 4 and amendments thereto furnished to it pursuant to Rule 16a-3(e) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") during the Company's fiscal year ended December 31, 1995, and Form 5 and amendments thereto furnished to the Company with respect to such year. Based solely on such review, the Company has identified each person who, at any time during the fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock and failed to file on a timely basis, as disclosed in the above-described Forms, reports required by the Exchange Act during the most recent fiscal year or prior fiscal years, as follows: Harold S. Blue had two late reports of two transactions; John Paul Guinan had one late report of one transaction; Travis J. Leonardi had one late report of one transaction; and Eugene R. Terry had one late report of one transaction. The Company is not aware of any failure to file a required Form, as all known delinquencies were cured.

EXECUTIVE REMUNERATION

        The following tables provide information with respect to compensation of Harold S. Blue, the Company's Chairman of the Board and Chief Executive Officer, and Bennett Marks, the Company's Executive Vice President-Finance and Chief Financial Officer and the only executive officer whose 1995 salary and bonus exceeded $100,000 for services in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                --------------------------------  ------------------------------------
                                                         OTHER             AWARDS             PAYOUTS
                                                        ANNUAL    ------------------------   ---------      ALL
NAME AND                                                COMPEN-   RESTRICTED     NUMBER OF                 OTHER
PRINCIPAL                       SALARY                  SATION      STOCK         OPTIONS/     LTIP       COMPEN-
POSITION            YEAR         ($)        BONUS         ($)      AWARD(S)         SARS      PAYOUTS     SATION
- ---------           ----        ------      -----       ------    ----------     ---------    -------     -------
Harold S. Blue,     1995         60,000      ---        ---           ---           ---         ---         ---
CHAIRMAN            1994         60,000      ---        ---           ---           ---         ---         ---
AND CEO(1)          1993         23,385      ---        ---           ---         20,000(2)     ---         ---

Bennett Marks,      1995        100,000      ---        15,000(4)     ---         10,000(5)     ---         ---
EXECUTIVE VP AND    1994         90,000      ---        15,000(4)     ---           ---         ---         ---
CFO                 1993         16,667(3)   ---         3,125(4)     ---         40,000        ---         ---

- ---------------------
(1) Reflects compensation received by Mr. Blue in his capacity as Chairman of the Board and Chief Executive Officer since August 1993.

(2) Mr. Blue received an option for the purchase of 30,000 shares of the Company's Common Stock in 1993, but in 1995 he surrendered a portion of this option which represented 10,000 of the 30,000 shares. In March 1996, Mr. Blue was granted a five-year option to purchase 100,000 shares of Common Stock, which is not reflected in the above table.

(3) Reflects compensation received by Mr. Marks in his capacity as Executive Vice President - Finance and Chief Financial Officer since October 1993.

(4) Mr. Marks receives a non-accountable expense allowance of $15,000 (net of taxes) per year.

(5) In April 1996, Mr. Marks was granted a five-year option to purchase 37,500 shares of Common Stock, which is not reflected in the above table.

         The following table provides information regarding option grants during 1995 to Harold S. Blue, the Company's Chairman of the Board and Chief Executive Officer, and Bennett Marks, the Company's Executive Vice President-Finance and Chief Financial Officer.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
                                     % OF TOTAL
                                    OPTIONS/SARS
                   NUMBER OF         GRANTED TO       EXERCISE OR
                 OPTIONS/SARS       EMPLOYEES IN      BASE PRICE   EXPIRATION
     NAME           GRANTED          FISCAL YEAR      ($/SHARE)       DATE
     ----        ----------------  ---------------    -----------  ---------
 Harold S. Blue       ---                ---              ---          ---
 Bennett Marks      10,000                2              5.88     June 6, 2000



         The following table sets forth certain information regarding unexercised options held by Messrs. Blue and Marks as of and for the year ended December 31, 1995.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                  NUMBER                   UNDERLYING UNEXERCISED       IN-THE-MONEY  OPTIONS/SARS
                 OF SHARES     VALUE     OPTIONS/SARS AT FY-END (#)               AT FY-END ($)
                 ACQUIRED     REALIZED
NAME            ON EXERCISE     ($)         EXERCISABLE      UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------   -----------  -----------    -----------      -------------   -----------   -------------
Harold S. Blue      ---         ---            20,000            ---            ---            ---
Bennett Marks       ---         ---            45,000           5,000           ---            ---

STOCK OPTION PLANS

         The Board of Directors has adopted three stock option plans for its employees, officers and outside directors: the 1993 Stock Option Plan (the "1993 Plan"); the 1995 Stock Option Plan (the "1995 Plan"); and the 1995 Outside Director Stock Option Plan (the "1995 Outside Plan", and collectively with the 1993 Plan and the 1995 Plan, the "Plans"). The purpose of the Plans is to provide certain directors, officers and key employees of the Company with a greater personal interest in the success of the Company and to enhance the ability of the Company to attract and maintain the services of qualified personnel.

         The 1993 and 1995 Plans provide for the issuance of up to 400,000 shares and 237,500 shares of Common Stock, respectively, upon exercise of options designated as either "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Outside Plan provides for the issuance of up to 200,000 shares upon exercise of "non-qualified options." The Plans are administered by the Compensation Committee of the Board of Directors, which determines, among other things, the persons to be granted options under the Plans, the number of shares subject to each option and the option price.

         With respect to the 1993 and 1995 Plans, the exercise price of any incentive stock option may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any incentive stock option granted to an eligible employee who is or will be the beneficial owner of more than 10% of the outstanding voting power of the Company may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant. Incentive stock options may be granted only to employees and no option granted under the 1993 Plan to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary or was an employee within the preceding three months. In the event of death, options may be exercised during a twelve month period following such event. The Company may grant an employee options for any number of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee. The 1993 Plan has been approved by the Company's shareholders. The Plans may be amended by the Board of Directors from time to time; however, the number of shares covered by the 1993 Plan may not be changed, nor may certain other material amendments to the 1993 Plan be made, without further shareholder approval.

         The term of each option granted under the Plans and the manner in which it may be exercised is determined by the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of grant and, in the case of an incentive stock option granted to an eligible employee who is or will be the beneficial owner of more than 10% of the outstanding voting power of the Company, no more than five years after the date of grant. Incentive stock options under the 1993 and 1995 Plans may be granted during the 10-year period following the dates of the Plans.

         Of the 400,000 shares, 237,500 shares and 200,000 shares of Common Stock available for issuance under the 1993 Plan, the 1995 Plan and the 1995 Outside Plan, respectively, at June 17, 1996, options had been granted, which had not expired, with respect to 389,500, 237,500 and 200,000 shares, respectively. The exercise prices of all of these options, when granted, were equal to the market value of the shares on the date of grant. Exercise prices for options granted under the Plans range from $4.75 to $14.50 per share.

EMPLOYMENT CONTRACTS

         The Company has entered into employment agreements with Harold S. Blue, John Paul Guinan, Bennett Marks and Gary N. Mansfield. Under the terms of the agreements, Messrs. Blue, Guinan, Marks and Mansfield receive annual salaries of $125,000, $125,000, $100,000 and $100,000, respectively. In addition, the agreements provide for health insurance benefits and entitle Messrs. Blue, Guinan, Marks and Mansfield to participate in all Company employee benefit plans which may be established. The agreements are for three-year terms through March 1999 (Blue and Mansfield), November 1998 (Guinan) and October 1996 (Marks), subject to certain specified termination provisions. The agreements further provide that, in the event of a termination or nonrenewal without cause, Messrs. Blue, Guinan and Mansfield will be entitled to receive their base salaries thereafter for six months (Blue and Guinan) or three months (Mansfield) and that, in the event of a termination without cause, Mr. Marks will be entitled to 100% of his base salary for nine months. The agreements also provide for bonuses established at the discretion of the Board of Directors of the Company to be paid in cash or stock. In addition, the agreements contain confidentiality and noncompetition covenants.

LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY

         The Company's employment agreements with Messrs. Blue, Guinan, Marks and Mansfield have provisions limiting their personal liability for monetary damages for breach of their fiduciary duties as officers and directors, except for liability that cannot be eliminated under the Florida Business Corporation Act. The Florida Business Corporation Act provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) for any unlawful payment of a dividend or unlawful stock repurchase or redemption, as provided in Section 607.0834 of the Florida Business Corporation Act, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for a violation of criminal law. The Restated Articles of Incorporation and Bylaws of the Company also provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Section 607.0831 of the Florida Business Corporation Act, including circumstances in which indemnification is otherwise discretionary.

         The Company has procured and maintains a policy of insurance under which the directors and officers of the Company are insured, subject to the limits of the policy, against certain losses arising from claims made against such directors and officers, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

                              CERTAIN TRANSACTIONS

         Mr. Blue was a principal shareholder in three medical centers which were customers of the Company's former drug dispensing business in 1995 and 1994. Dr. Steven Fox, a former director of the Company, was a principal shareholder in two medical centers which were also customers of the Company's former drug dispensing business in 1995 and 1994. The Company received a total of approximately 4% and 6% of its revenues in 1995 and 1994, respectively, from these five medical centers.

         In July 1995, Mr. Blue purchased 8,000 shares of the Company's Series A Preferred Stock at an aggregate price of $200,000 pursuant to the Company's private placement of such stock.

         In June 1994, the Company acquired all of the outstanding common stock of Progressive Infusion Care, Inc., a company that provides home infusion therapy services. The Company issued 250,000 shares of its Common Stock for Progressive Infusion Care, Inc. Of these shares, Travis J. Leonardi who was not affiliated with the Company at the time of the acquisition, received 125,000 shares and was elected President of the Company's home infusion subsidiary, ProxyFusion, Inc. The Company sold this home infusion business in September 1995.

         The foregoing transactions were made on terms no less favorable to the Company than those available from unaffiliated parties. Company policy requires that all material transactions between the Company and its officers, directors and/or major shareholders (those beneficially owning 5% or more of the Company's Common Stock) and/or entities affiliated with such persons (i) be on terms no less favorable to the Company than those that could be obtained from unaffiliated third parties, and (ii) receive approval by a majority of the disinterested members of the Company's Board of Directors. The above-described transactions were approved pursuant to this policy, and the Company intends to continue the policy for the foreseeable future.

                             INDEPENDENT ACCOUNTANTS

         The Board has appointed Coopers & Lybrand L.L.P., Miami, Florida, as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1996. Representatives of Coopers & Lybrand will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company not later than December 31, 1996 at its principal executive offices, 2501 Davie Road, Suite 230, Ft. Lauderdale, Florida 33317, Attention: Harold S. Blue, Chief Executive Officer, for inclusion in the proxy statement and proxy relating to the 1997 Annual Meeting of Shareholders.

                             ADDITIONAL INFORMATION

         Accompanying this proxy statement is a copy of the Company's annual report. A copy of the Company's annual report on Form 10-KSB may be obtained from the Company on written request.

                                  BY ORDER OF THE
                                  BOARD OF DIRECTORS

                                  Harold S. Blue, Chairman of the Board
                                  and  Chief Executive Officer

June 29, 1996
Ft.Lauderdale, Florida

                   PROXY FOR ANNUAL MEETING OF PROXYMED, INC.
                           2501 DAVIE ROAD, SUITE 230
                          FT. LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001
       SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF PROXYMED, INC.

   The undersigned hereby appoints Harold S. Blue and Bennett Marks with the power to vote, at the Annual Meeting of Shareholders of ProxyMed, Inc. (the "Company") to be held on August 7, 1996, at 10 o'clock a.m., Eastern Daylight Time, at the Ft. Lauderdale Airport Hilton, 1870 Griffin Road, Dania, Florida 33004, or any adjournment thereof, all shares of the common stock or preferred stock which the undersigned possesses and with the same effect as if the undersigned was personally present, upon all subjects that may properly come before the meeting including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

ELECTION OF DIRECTORS (Nominees are Harold S. Blue, John Paul Guinan, Gary N. Mansfield, Bennett Marks, Harry A. Gampel, Samuel X. Kaplan, Travis J. Leonardi, Bertram J. Polan and Eugene R. Terry)*

                     [ ] For       [ ] Withhold Authority

* To vote your shares for all director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withhold Authority" box. If you do not wish your shares voted "For" a particular nominee(s), enter the name(s) of that nominee(s) in the following space:

 _____________________________________________________________________________

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                                                   Dated:______________________


                                                   ____________________________
                                                   Signature
                                                   (Please sign exactly as
                                                   name appears hereon. If
                                                   the stock is registered in
                                                   the names of two or more
                                                   persons, each should sign.
                                                   Executors, administrators,
                                                   trustees, guardians,
                                                   attorneys and corporate
                                                   officers should include
                                                   their titles.)


    Please sign, date and promptly return this Proxy in the enclosed envelope.